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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 21, 2001



                                   EMTEC, INC.
               (Exact name of Registrant as specified in Charter)


         Delaware                            2-54020                87-0273300
(State or other jurisdiction of        (Commission File No.)      (IRS Employer
         incorporation                                            Identification
                                                                      Number)

817 East Gate Drive, Mount Laurel, New Jersey                        08054
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (856) 235-2121




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         ITEM 5.  OTHER EVENTS.


         On November 21, 2001, we entered into a $10.0 million revolving credit facility with Fleet Capital Corporation, formerly Summit Business Capital Corporation ("Fleet"). We simultaneously terminated our prior financing agreement with IBM Credit Corporation ("IBM") by paying IBM an aggregate of $2,270,636.

         Interest on outstanding loans under our revolving credit facility with Fleet is charged monthly at a fluctuating rate per annum equal to 0.25% above the Prime Rate and, at our option, interest on up to 50% of the outstanding loans may be charged at LIBOR plus 2.75%.

         Our Fleet revolving credit facility is collateralized by a lien upon and security interest in substantially all of our assets. As our current credit facilities with two of our primary trade vendors, GE Access, and Ingram Micro, were also collateralized by substantially all of our assets, we, Fleet, GE Access and Ingram Micro, have entered into intercreditor agreements, which provide that as regards to these vendors, our obligations to Fleet are accorded priority.

         On November 21, 2001, we also entered into a Wholesale Financing Security Agreement with IBM. This credit facility, which is collateralized by a $750,000 letter of credit in favor of IBM, affords us up to a like amount of credit to purchase IBM products.




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:


EXHIBIT NO.            DESCRIPTION
10.1                   Loan and Security Agreement, dated November 21, 2001, by and between Fleet
                       Capital Corporation and Registrant.

10.2                   Agreement for Wholesale Financing, dated November 21, 2001, by and between
                       IBM Credit Corporation and Registrant.

10.3                   Subordination Agreement, dated as of the 21st day of November, 2001, among
                       Registrant, MRA Systems, Inc. dba GE Access and Fleet Capital Corporation.

10.4                   Intercreditor Agreement, dated as of November 21, 2001, between Fleet Capital
                       Corporation and Ingram Micro Inc. and accepted by Registrant.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   November 26, 2001

                                                EMTEC, INC.
                                                (Registrant)


                                                By:   /s/John Howlett
                                                      ----------------------
                                                      John Howlett
                                                      Chairman and President


                           STATEMENT OF DIFFERENCES

The section symbol shall be expressed as....................................'SS'